SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
SEGMENT INFORMATION
16.	SEGMENT INFORMATION
Operating segments are defined as components of an enterprise engaging in businesses activities for which separate financial information is available that is regularly evaluated by the Group’s chief operating decision makers (“CODM”) in deciding how to allocate resources and assess performance. The Group’s CODM has been identified as the CEO. The Group is currently engaged in providing integrated online tutoring services. The CODM reviews consolidated results including revenue, grow profit and operating profit at a consolidated level only and does not distinguish between services for the purpose of making decisions about resources allocation and performance assessment. As such, the Group concluded that it has one operating segment and one
reporting segment. The Group operates solely in the PRC and all of the Group’s long-lived assets are located in the PRC.